SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2003

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

0-29801	Delaware	94-3296648
(Commission File No.)	(State of jurisdiction)	(IRS Employer Identification No.)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address and registrant’s principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 466-2200

Item 5.                    Other Events

On January 6, 2003, InterMune, Inc. issued a press release entitled “ Intermune to Update Investors at the 21st Annual JP Morgan H&Q Healthcare Conference,” announcing that it expects 2002 revenue will be at the upper end of its previously estimated range of $105-110 million, and announcing preliminary survival data from an exploratory three to five month follow-up observational period of its double-blind, placebo-controlled Phase III clinical trial of Actimmune for the treatment of idiopathic pulmonary fibrosis.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In February 2003, Intermune will update revenue guidance concerning its products.

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

Number	Description
99.1	Press Release entitled “Intermune to Update Investors at the 21st Annual JP Morgan H&Q Healthcare Conference,” dated January 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERMUNE, INC.

Dated: January 7, 2003	By:	/s/ STEPHEN N. ROSENFIELD
Stephen N. Rosenfield
Senior Vice President of Legal Affairs

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “Intermune to Update Investors at the 21st Annual JP Morgan H&Q Healthcare Conference,” dated January 6, 2003.